                             JOINT FILING AGREEMENT

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13G dated July 28, 1998 with respect to the shares of Common Stock, $1.00 par value, of The Interlake Corporation and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.



Date:  5 August 1998               NORTH ATLANTIC SMALLER COMPANIES
                                   INVESTMENT TRUST PLC

                                   By:    J O Hambro Capital Management Limited,
                                                 Its investment advisor

                                   By:    /s/ R. C. O. Hellyer
                                      ------------------------------------
                                   Name:  R.C.O. Hellyer
                                   Title: Director



Date:  5 August 1998               J O HAMBRO CAPITAL MANAGEMENT LIMITED


                                   By:    /s/ R. C. O. Hellyer
                                      ------------------------------------
                                   Name:  R.C.O. Hellyer
                                   Title: Director



Date:  5 August 1998               J O HAMBRO & COMPANY LIMITED


                                   By:    /s/ R. C. O. Hellyer
                                      ------------------------------------
                                   Name:  R.C.O. Hellyer
                                   Title: Director

Date:  5 August 1998               J O HAMBRO ASSET MANAGEMENT LIMITED


                                   By:     /s/ R. C. O. Hellyer
                                      ------------------------------------
                                   Name:  R.C.O. Hellyer
                                   Title: Director



Date:  5 August 1998               GROWTH FINANCIAL SERVICES LIMITED



                                   By:    /s/ R. C. O. Hellyer
                                      ------------------------------------
                                   Name:  C. H. B. Mills
                                   Title: Director

                                   R. C. O. HELLYER PURSUANT TO A POWER
                                   OF ATTORNEY DATED 2 FEBRUARY 1993



Date:  5 August 1998               AMERICAN OPPORTUNITY TRUST PLC

                                   By:    J O Hambro Capital Management Limited,
                                                 Its investment advisor



                                   By:    /s/ R. C. O. Hellyer
                                      ------------------------------------
                                   Name:  R. C. O. Hellyer
                                   Title: Director

Date:  5 August 1998                ORYX INTERNATIONAL GROWTH FUND LIMITED

                                   By:    J O Hambro Capital Management Limited,
                                                 Its investment advisor


                                   By:    /s/ R. C. O. Hellyer
                                      -----------------------------------
                                   Name:  R.C.O. Hellyer
                                   Title: Director



Date:  5 August 1998               CONSULTA (CHANNEL ISLANDS) LTD


                                   By:    /s/ Barry Carroll
                                      -----------------------------------
                                   Name:  Barry Carroll
                                   Title: Director



Date:  5 August 1998               CHRISTOPHER MILLS


                                          /s/ R. C. O. Hellyer
                                   --------------------------------------

                                   R. C. O. HELLYER PURSUANT TO A POWER
                                    OF ATTORNEY DATED 2 FEBRUARY 1993